UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2011

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sale of Equity Securities.

On October 6, 2011, at the Annual Meeting of Stockholders (the “Annual Meeting”) of The Mosaic Company, a Delaware corporation (“Mosaic”) , the Mosaic stockholders approved, among other things, the conversion (the “conversion”) of each issued and outstanding share of each series of Mosaic’s Class B Common Stock (“class B common stock”), par value $0.01 per share (which shares were entitled to ten votes per share for the election of Mosaic’s directors and one vote per share for all other matters, and all of which were held by current and/or former stockholders of Cargill, Incorporated (“Cargill”) who participated in the recapitalization and split-off transaction that was completed on May 25, 2011), on a one-for-one basis, into shares of the corresponding series of Mosaic’s Class A Common Stock, par value $0.01 per share (“class A common stock”) (which shares are entitled to one vote per share for all matters, including the election of directors).

Pursuant to the conversion, all of the 112,991,398 shares of class B common stock outstanding were converted into class A common stock on a one-for-one basis in an offering to existing security holders exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Securities Holders.

Pursuant to Mosaic’s certificate of incorporation, as a result of the stockholder approval of the conversion, the conversion became effective immediately prior to the close of business on October 6, 2011. As a result of the conversion, each issued and outstanding share of each series of class B common stock was automatically converted into shares of the corresponding series of class A common stock as follows:

•	each outstanding share of class B common stock, series B-1 was converted into one fully paid and non-assessable share of class A common stock, series A-1;

•	each outstanding share of class B common stock, series B-2 was converted into one fully paid and non-assessable share of class A common stock, series A-2; and

•	each outstanding share of class B common stock, series B-3 was converted into one fully paid and non-assessable share of class A common stock, series A-3.

In addition, the conversion had the following effects, among others, on the holders of Mosaic’s capital stock:

Voting Power — Election of Directors and All Other Matters. As a result of the conversion, former holders of class B common stock no longer have superior rights with respect to the election of Mosaic’s directors. All holders of Mosaic’s outstanding shares of capital stock now have identical voting rights for the election of directors and the conversion otherwise had no impact on the voting power of holders of class A common stock or Common Stock, par value $0.01 per share (“common stock”).

Economic Equity Interests. The conversion had no impact on the economic equity interests of holders of Mosaic’s capital stock, including with regard to dividends, liquidation rights or redemption.

Capitalization. The conversion had no impact on the total issued and outstanding shares of Mosaic’s capital stock. As a result of the conversion, 150,059,772 shares of class A common stock are outstanding and no shares of class B common stock are outstanding. The conversion had no impact on the amount of issued and outstanding shares of common stock.

Transfer Restrictions. Shares of class A common stock into which class B common stock were converted are subject to the same transfer restrictions contained in Mosaic’s certificate of incorporation as applicable to other shares of class A common stock.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders elected four directors (Nancy E. Cooper, James L. Popowich, James T. Prokopanko and Steven M. Seibert), each for a term of three years expiring in 2014 or until their respective successors have been duly elected and qualified; (ii) approved the conversion of each issued and outstanding share of each series of Mosaic’s class B common stock on a one-for-one basis into shares of the corresponding series of Mosaic’s class A common stock; (iii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the fiscal year ending May 31, 2012; (iv) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”); and (v) approved, on an advisory basis, submission of a Say-on-Pay Advisory Proposal (the “Say-on-Frequency Advisory Proposal”) every year.

The votes cast with respect to each director are summarized as follows:

Director Name	For	Withheld	Broker Non-Votes
Nancy E. Cooper	1,146,071,671	3,288,553	34,314,695
James L. Popowich	1,145,847,779	3,512,445	34,314,695
James T. Prokopanko	1,146,133,142	3,227,082	34,314,695
Steven M. Seibert	1,145,848,694	3,511,530	34,314,695

The votes cast with respect to approval of the conversion of each issued and outstanding share of each series of Mosaic’s class B common stock on a one-for-one basis into shares of the corresponding series of Mosaic’s class A common stock are summarized as follows:

For	Against	Abstained	Broker Non-Votes
326,954,377	245,035	405,048	34,314,695

The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the fiscal year ending May 31, 2012 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
360,825,541	634,415	459,199	—

The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
320,070,880	6,622,183	911,397	34,314,695

The votes cast with respect to approval, on an advisory basis, of submission of a Say-on-Pay Advisory Proposal to the stockholders every year are summarized as follows:

1 Year	2 Years	3 Years	Abstain
309,496,910	4,444,451	12,760,907	902,192

In light of the approval by the stockholders of the submission of a Say-on-Pay Advisory Proposal every year in accordance with the recommendation of the Board of Directors, the Board of Directors has determined to submit a Say-on-Pay Advisory Proposal to the stockholders every year, until the next required vote on a Say-on-Frequency Proposal.

The information in Item 3.02 of this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: October 13, 2011	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President, General Counsel
and Corporate Secretary